UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22404

SCS Hedged Opportunities Fund, LLC

(Exact name of registrant as specified in charter)

One Winthrop Square

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Peter H. Mattoon

c/o SCS Capital Management, LLC

One Winthrop Square

Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code (617) 204-6400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

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SCS HEDGED OPPORTUNITIES FUND, LLC

Annual Report

March 31, 2012

One Winthrop Square  |  Boston, MA 02110

617.204.6400  |   www.scsfinancial.com

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Fund, LLC

Shareholder Letter

May 25, 2012

Dear Investors,

The SCS Hedged Opportunities Fund, LLC (the “Fund”) returned an estimated -3.31% net of all fees and expenses for the year ending March 31, 2012. Over the same period, the HFRI Fund of Fund Composite Index returned -3.41%.

While the Fund marginally outperformed the Composite Index, the absolute return was disappointing over the period. The Fund did a good job protecting the downside during the period, falling less than equity markets in most down months. This is a key strength of our investment approach which we successfully executed over the past year. However, performance was disappointing during those periods when equity markets rose strongly, failing to capture more of the upside. Part of this is due to the more conservative positioning of the fund over the past year, where many of our long/short equity managers held relatively low net long positions, particularly in October of last year and the first quarter of 2012. In addition, during the periods when the equity markets rallied, lower quality, more speculative stocks outperformed the higher quality stocks that many of our managers favor. In some cases, specific portfolio positions or themes hurt a manager’s performance. JAT Capital Domestic Fund was invested in solar energy stocks, and Eton Park had exposure to emerging markets. Offsetting these detractors to performance were managers specializing in relative value situations such as Absolute Return Partners, which manages a very diversified fund, Alphadyne International Partners that benefited from currency trades and our credit managers such as Perella Weinberg ABV Fund.(1)

The last few years have been a frustrating period for many hedge fund managers, and in many ways, the last six months typifies the conditions that have undermined their performance. For the most part, hedge fund managers make decisions based on fundamental analysis. They examine the competitive structure of an industry, a firm’s position in that industry, the strength of its product offering, pricing power, return on equity, cash flow and other criteria to arrive at a valuation of the company’s securities. The manager then assesses whether he or she believes the market is over or under paying for those securities. This analysis assumes that market forces will ultimately result in a correction of any mispricing in the security. However, since the financial crisis, market forces have been consistently overruled by governments and central banks. Despite such activity, we believe it is right to remain disciplined and patient, trusting in our approach that has proven so successful in the past. Furthermore, we fully expect the bottoms up approach of our managers to bear fruit once fundamentals return to favor — which we have found, they invariably do.

Leading up to the end of the third quarter of 2011, market participants feared the U.S. was about to enter another recession — until the Federal Reserve announced Operation Twist. According to the Federal Reserve, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative”. In other words, stimulate economic growth. A few months later, in December, the European Central Bank (ECB) announced its own form of intervention through its long-term refinancing operations (LTRO). Faced with an escalating sovereign debt crisis and insolvency in their banking system, the ECB pumped a massive amount of liquidity into the banking system; markets rallied. The ECB continued the operation in February of this year and markets once again rose strongly through the end of the first quarter.

(1)	Please refer to the Schedule of Investments for a full description of Fund holdings and fair value.

Going forward, we believe market forces will once again play a more influential role in the allocation of capital and consequently a fundamental approach to security selection will prove more rewarding. Our view is based on evidence suggesting that the effectiveness of each successive intervention has had less impact on the market in terms of magnitude and duration. We also believe that we are approaching the point where the authorities are running out of measures that can have a meaningful impact on the economy. Given a more market-oriented environment, hedge funds have the potential to achieve the attractive risk-adjusted, uncorrelated returns that they have historically provided to investors.

Turning to the structure of the portfolio, we made some changes to strategy allocations during the period. Long/short strategies remained the largest exposure at 44% of the portfolio. However, we increased our weighting in Regional and Sector Long/Short Equity Specialists managers. We believe their organizational focus and simplicity, smaller assets under management, and alignment of interests provide the potential to generate returns in many different market conditions. Within regional managers, we have built considerable expertise among the universe of Asian managers. For many years, we have employed Mandarin speaking analysts, and spend considerable time in the region identifying potential managers. Approximately, 11% of the portfolio or 26.5% of our Long/Short allocation is invested with Asian regional specialists, including Macquarie Asian Alpha Fund (3.91%) and Pan Asia Opportunities Onshore Fund (3.24%). We find greater inefficiencies in the less developed regional markets, particularly in Asia, and have continued to generate attractive returns regardless of market direction.

We increased the allocation to Relative Value from 7.8% to 15.4%. The increase was due to a combination of relative performance and adding two managers, in particular Absolute Return Partners which accounted for 5.1% of the portfolio or 33.2% of this strategy at the end of the period. Our exposure to multi-strategy managers remained at 14.1%. However, we intend to reduce our holdings in multi-strategy in favor of managers with a narrower focus.

A large change to our strategy allocations was to credit, which increased from 11.7% to 15.6%. Managers include Perella Weinberg and AG Mortgage Value Partners. We are particularly excited about the opportunities within structured credit, such as multi-sector collateralized debt obligations (“CDOs”). This is an area where we are finding compelling value and that fulfills many of our investment criteria. Like Porter’s Five Forces that describe the fundamental attractiveness of an industry, we look for certain characteristics or forces that we believe define attractive investment opportunities within the hedge fund world. These five forces are:

1.) Institutional rigidities,

2.) complexity,

3.) regulatory barriers,

4.) a limited number of skilled participants facing non-economic buyer or sellers, and

5.) an identifiable “margin of safety”.

CDOs fulfill all of our investment criteria. First, the complexity of the structures requires uncommon expertise to ascertain fair value. Second, scarce regulatory capital of banks and insurance companies creates pressured sellers of what were once AAA bonds as banks look to rebuild the quality of their asset base. Third, high supply and few knowledgeable buyers create depressed prices. Fourth, the fact that one can make reasonably conservative assumptions about collateral pools, that such credits have high levels of subordination, and are expected to generate solid cash flows and still potentially provide mid to high teen levels of return, equate to an investment with a good “margin of safety”. In other words, the true value of the security is judged to be significantly above its current price. This is a classic hedge fund opportunity.

We continue to reduce the number of managers in order to construct a more concentrated portfolio. The prime candidates for redemption are those investments that no longer meet the criteria cited above. To date, traditional distressed corporate credit has seen the most capital outflow. On a look through basis to the underlying corporate credit portfolios of our managers, we do not see ideas remotely as compelling as structured credit. We are redeeming as liquidity allows and will be largely repositioned by the end of the second quarter. Expect to see our manager count approach our long-term target of 25 over the coming year.

SCS Hedged Opportunities is managed to preserve and grow capital by producing attractive, long-term capital appreciation with reduced volatility and lower correlation relative to the equity markets. The fund is well diversified by strategy, geography and by manager. Indeed, our manager selection process continues to give us confidence that the portfolio offers a great mix of proven, established managers as well as those emerging managers that can access smaller capitalization opportunities, maintain flexibility and whose interests are aligned with their investors. Most importantly, all of our managers focus on fundamental analysis in making their investment decisions.

As the year progresses, and the effects of the intervention that contributed to one of the best first quarters for equities in over a decade fades, we fully expect fundamentals to reassert themselves. We are confident that the portfolio is well positioned for such an environment.

Thank you for your continued support.

Sincerely,

SCS Financial

Important Definitions and Disclosures

“Correlation” — a correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guarantees and should not be considered investment advice.

This material is not an invitation to subscribe for interests in the Fund and is by way of information only. Sales of interests shall be made on the basis of the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”) only and are not offered to any prospective investor who does not satisfy certain minimum financial and sophistication criteria, or in any jurisdiction in which such offer is not authorized.

An investment in alternative investments can be highly illiquid, is speculative and not suitable for all investors. Investing in alternative investments is only intended for experiences and sophisticated investors who are willing to bear the high economic risk associated with such an investment. Performance may be volatile and there is no guarantee or assurance that an investment in the Fund will achieve its investment objective.

Diversification does not assure a profit or protect against loss in a declining market.

Before making an investment decision, investors should consider the suitability of this investment with respect to their investment objectives and personal situation and consider factors such as-their personal net worth, income, age, risk tolerance and liquidity needs.

An investment in the Fund, and the underlying funds in which the Fund invests through its investment in the Master Fund (collectively, “Alternative Investment Funds”), involves risks, including the following:

•

Past performance of the Fund, as well as any Alternative Investment Fund in which it invests, is not indicative of future performance. The value of the Fund’s investments will fluctuate, and there is no assurance that the Fund will achieve its investment objective.

•

Investing in the Fund and the Alternative Investment Funds involves a significant degree of market risk. No assurance can be given that the strategy or strategies utilized by the Fund or an Alternative Investment Fund will be successful under any or all future market conditions. Changes in general economic conditions may affect the profitability of the Fund or an Alternative Investment Fund or specific strategies used by such funds.

•

An investment in an Alternative Investment Fund may be highly illiquid. Such funds are subject to lock up periods and restrictions on redemptions, including in some cases suspensions. In addition, there is no secondary market for the interests in Alternative Investment Funds, including the Fund, and none is expected to develop. There are substantial restrictions on transferring of the interests in the Fund.

•

Alternative Investment Funds generally are not subject to the same regulatory oversight as more conventional investment vehicles, such as mutual funds, and involve risks not associated with more conventional investments.

•

Due to the early life-cycle of some Alternative Investment Funds, such funds may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.

•

The Fund and the Alternative Investment Funds in which it invests may be leveraged and may involve other speculative investment practices that may increase the risk of investment loss. Short selling for example involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited losses. In addition, investments in commodities contracts and all derivative instruments, including futures and options, involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact in the performance of the Fund or Alternative Investment Fund. The prices of such investments are highly volatile and they are subject to the risk of failure of any exchanges on which the positions trade or of a clearing house.

•	Investments in foreign securities involve greater risk, including currency risk, different accounting standards and are subject to political instability.

•	Neither the Fund, nor the Alternative Investment Funds in which they invest, are required to provide periodic pricing or valuation information to investors with respect to individual investments.

•

Because of the complex nature of Alternative Investment Funds’ investments, the distribution of tax information to investors may be subject to delays, which may result in the need to request an extension.

•

The Fund is subject to multiple layers of fees and expenses, which may offset trading profits. By investing in a fund-of-fund such as the Fund, an investor will indirectly bear his or her share of any fees and expenses charged by the underlying funds, in addition to the fees and expenses of the Fund. The Fund also bears its pro rate share of any fees or expenses incurred by the Master Fund.

For a complete description of the investment objectives, risks (including additional risks related to certain potential Fund investments and/or strategies such as Margin Borrowing, Arbitrage, Swap Agreements, Call and Put Options and other Hedging Transactions), as well as conflicts of interest, fees and expenses associated with an investment in the Fund please review the relevant sections in the Fund’s Offering Memorandum which should be reviewed in its entirety prior to investment.

This document has been prepared solely for the use of the intended recipient (the “Recipient”). By accepting delivery of this presentation, each Recipient undertakes not to reproduce or distribute this presentation in whole or in part, nor to disclose any of its contents (except to professional advisors), without the prior written consent of SCS Financial Services, LLC (“SCS”). The information contained herein is proprietary and confidential and may contain commercial or financial information, trade secrets and/or intellectual property of SCS and/or its affiliates.

Quasar Distributors, LLC, distributor

SCS Hedged Opportunities Fund, LLC

Statement of Assets & Liabilities

March 31, 2012

Assets
Investments in SCS Hedged Opportunities Master Fund, LLC, at fair value	$38,421,110
Investment paid in advance	354,500
Receivable from Adviser	350,412

Total Assets	39,126,022

Liabilities
Capital subscriptions received in advance	354,500
Shareholder servicing fees payable	17,817
Accrued expenses and other liabilities	525

Total Liabilities	372,842

Net Assets	$38,753,180

Net Assets Consist of:
Paid in capital	$38,790,749
Accumulated net investment loss	(1,188,370)
Accumulated net realized loss on investments sold	(215,811)
Net unrealized appreciation on investments	1,366,612

Net Assets	$38,753,180

Net Asset Value, 1,522,741 shares issued (unlimited shares authorized, no par value)	$25.45

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Operations

For the Year Ended March 31, 2012

Investment Income
Interest income allocated from SCS Hedged Opportunities Master Fund, LLC	$5

Expenses
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC (Note 2B)	880,854
Printing and mailing expenses	16,882
Legal fees	16,848
Registration expenses	6,188
Shareholder servicing fees	(8,670)

Total Expenses	912,102

Recovery of previous waiver	134,591

Net Expenses before waiver	1,046,693

Waivers by Adviser (Note 2B)	(176,955)

Net Expenses	869,738

Net Investment Loss	(869,733)

Realized and Unrealized Gain (Loss) on Investments Allocated from SCS Hedged Opportunities Master Fund, LLC
Net realized loss on sale of investments	(204,411)
Net change in unrealized depreciation on investments	(37,452)

Net Loss from Investments Allocated from SCS Hedged Opportunities Master Fund, LLC	(241,863)

Net Decrease in Net Assets Resulting from Operations	$(1,111,596)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2012	Period Ended March 31, 2011
Change in Net Assets Resulting from Operations
Net investment loss	$(869,733)	$(318,637)
Net realized loss on sale of investments	(204,411)	(11,400)
Net change in unrealized appreciation (depreciation) on investments	(37,452)	1,404,064

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,111,596)	1,074,027

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	13,362,400	25,448,349
Payments for shares redeemed	(20,000)	—

Net Increase in Net Assets Resulting from Capital Transactions	13,342,400	25,448,349

Net Increase in Net Assets	$12,230,804	$26,522,376

Net Assets, Beginning of Period	$26,522,376	$0

Net Assets, End of Period	$38,753,180	$26,522,376

Accumulated Net Investment Loss	$(1,188,370)	$(318,637)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2012

Cash Flows from Operating Activities
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	$(13,676,798)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	20,000
Investments paid in advance	3,066,650
Expenses paid	(61,727)

Net Cash Used in Operating Activities	(10,651,875)

Cash Flows from Financing Activities
Proceeds from subscriptions	13,362,400
Distributions for redemptions	(20,000)
Proceeds from advance subscriptions	(2,690,525)

Net Cash Provided by Financing Activities	10,651,875

Net Decrease in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Used in Operating Activities
Net decrease in net assets resulting from operations	$(1,111,596)
Net decrease in advance subscriptions to investments	3,066,650
Net realized loss on investments	204,411
Net change in unrealized depreciation on investments	37,452
Net increase in receivable from Adviser	(42,364)
Net decrease in shareholder servicing fees payable	(26,704)
Net decrease in accrued expenses and other liabilities	(3,775)
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC	880,854
Income allocated from SCS Hedged Opportunities Master Fund, LLC	(5)
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	(13,676,798)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	20,000

Net Cash Used in Operating Activities	$(10,651,875)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Financial Highlights

	Year Ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$26.32	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.64)	(0.37)
Net gain (loss) from investments in Portfolio Funds	(0.23)	1.69

Total from Investment Operations	(0.87)	1.32

Ending Net Asset Value	$25.45	$26.32

Total return	(3.31)%	5.28	%(3)
Supplemental Data and Ratios
Net assets, end of period	$38,753,180	$26,522,376
Ratio of expenses to weighted average net assets before waivers	3.01%	7.84	%(4)
Ratio of expenses to weighted average net assets after waivers	2.50%	2.50	%(4)
Ratio of net investment loss to weighted average net assets before waivers	(3.01)%	(7.83	)%(4)
Ratio of net investment loss to weighted average net assets after waivers	(2.50)%	(2.49	)%(4)
Portfolio turnover rate	0.06%	0.00	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annnualized.

(4)	Annnualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Notes to Financial Statements

March 31, 2012

1.	Organization

SCS Hedged Opportunities Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Fund pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”), a closed-end, non-diversified management investment company that is registered under the 1940 Act. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds managed by portfolio managers with differing styles and strategies (“Portfolio Funds”).

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2012 was 62.93%.

The Fund and Master Fund are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same directors also serve as the Master Fund’s Board.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Fund for its indirect investments in the Portfolio Funds are not included in the Fund’s Statement of Operations or Financial Highlights.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, and/or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.50% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser for such amounts. Reimbursement will be made as promptly as possible, but only to the extent that it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Fund. For the period ended March 31, 2011 and the year ended March 31, 2012, the Adviser waived expenses in the amount of $684,198 and $176,955, respectively. During the year ended March 31, 2012, there were periods where the Fund expenses were below the 2.50% limitation. During such periods, the amount of waived expenses was reduced by $134,591. As of March 31, 2012 the remaining waived advisory fees subject to potential recovery are $549,607 and $176,955 expiring in 2014 and 2015, respectively.

C. Organizational and Offering Costs

The Master Fund incurred organizational and offering costs. The Master Fund expensed all of its organizational costs of $250,363 in the first two months of operations. The portion of the Master Fund’s organizational costs allocated to the Fund totaled $248,569. The Master Fund had total offering costs of $271,405, which it amortized over its first twelve months of operations, $156,111 in the period ended March 31, 2011 and $115,294 in the year ended March 31, 2012. The portion of the Master Fund’s offering costs allocated to the Fund in the period ended March 31, 2011 totaled $138,120 and in the year ended March 31, 2012 totaled $88,888.

D. Investments in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of March 31, 2012. Valuation of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

E. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F. Fair Value

The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

G. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of March 31, 2012, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

H. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.	Investment Transactions

For the year ended March 31, 2012, the Fund purchased (at cost) and sold interests (proceeds) of the Master Fund in the amount of $13,676,798 and $20,000, respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

Each of the Fund and the Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.

Each of the Fund and the Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as its administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

5.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing each of the Fund’s and the Master Fund’s investment program and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid (in the aggregate) by the Fund and the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Fund and the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund or the Master Fund. Two of the Directors are employees of the Adviser and receive no compensation from the Fund or Master Fund for serving as Directors.

All of the Officers of the Fund and Master Fund are affiliated with the Adviser. Such Officers receive no compensation from the Fund or Master Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Shareholder Transactions

No shareholder will have the right to require the Fund to redeem shares, although the Fund may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase shares on the last business day of each calendar quarter. The minimum initial investment required is $25,000. At March 31, 2012, $354,500 investor capital subscriptions were received in advance.

The Fund had 1,522,741 shares outstanding at March 31, 2012. The Fund has issued 1,007,779 shares through shareholder subscriptions during the period ended March 31, 2011. The Fund has issued 515,766 shares through shareholder subscriptions and redeemed 804 shares through shareholder redemptions during the year ended March 31, 2012.

As of March 31, 2012, one shareholder owned 26.27% of outstanding shares of the Fund. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

7.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

8.	Fair Value of Financial Instruments

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Master Fund utilized the Portfolio Funds’ month-end NAVs as of the reporting date for fair value. The Portfolio Funds require a redemption notice, and generally include a lock-up period, which results in significant unobservable inputs as of the reporting date.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012;

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
SCS Hedged Opportunities Master Fund, LLC	$—	$—	$38,421,110	$38,421,110

Total Investments	$—	$—	$38,421,110	$38,421,110

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of April 1, 2011	$25,887,024
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,122,712)
Net purchases (sales)	13,656,798
Transfers in and/or out of Level 3	—

Balance as of March 31, 2012	$38,421,110

During the year ended March 31, 2012, there were no transfers between Level 1 and Level 2.

9.	Subsequent Events

The Fund has evaluated all subsequent events through May 25, 2012, the date these financial statements were issued, and has not identified any subsequent events requiring financial statement disclosure as of May 25, 2012.

SCS Hedged Opportunities Fund, LLC

Report of Independent Registered Public Accountants

To the Board of Directors and Shareholders of SCS Hedged Opportunities Fund, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of SCS Hedged Opportunities Fund, LLC (the “Fund”) at March 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for the periods indicated, its cash flows, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities and investments at March 31, 2012 by correspondence with the custodian, brokers and underlying Portfolio Fund managers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2012

SCS Hedged Opportunities Fund, LLC

Additional Information

March 31, 2012 (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and Master Fund and information regarding how the Fund and Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Offering Memorandum includes additional information about the Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Master Fund, LLC

Investment Strategy Allocation

As of March 31, 2012

(Expressed as a Percentage of Total Long-Term Fair Value)

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

March 31, 2012

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN INVESTMENT COMPANIES — 97.77%[a]
Credit — ABS — 2.32%[a]
Perella Weinberg Partners Asset Based Value Fund LP	$1,250,000	$1,413,690	6/30/2012	Quarterly	90

Credit — Distressed — 3.50%[a]
Aurelius Capital Partners, LP	1,435,617	1,379,364	9/30/2012	Semi- Annually	65
Caspian Select Credit Fund, L.P.	692,808	756,950	6/30/2012	Quarterly	90

		2,136,314

Credit — RMBS — 2.60%[a]
AG Mortgage Value Partners, L.P.	1,412,736	1,586,952	6/30/2012	Quarterly	90

Credit — Long/Short — 1.07%[a]
Capula Special Opportunities Fund Limited	750,000	653,035	12/31/2013	Quarterly	45

Credit — Structured Credit — 6.13%[a]
Serengeti Lycoan Parteners LP	3,000,000	3,136,677	12/31/2012	Annually	87
West Face Credit Opportunities L.P.	600,000	604,854	3/31/2013	Quarterly	90

		3,741,531

Equity Long/Short — Global — 11.74%[a]
Amiya Global Emerging Opportunities, L.P.	1,500,000	1,569,747	9/30/2012[c]	Quarterly	30
Passport Global Strategies III Ltd.[d]	17,983	14,256	n/a	Illiquid	n/a
Passport II, LP	610,888	554,441	6/30/2012	Quarterly	45
Scout Capital Partners II, L.P.	2,478,697	2,719,171	6/30/2012	Quarterly	45
Standard Global Equity Partners SA, L.P.	595,657	749,345	6/30/2012	Quarterly	45
Tremblant Partners, LP	1,496,776	1,562,247	4/30/2012	Monthly	45

		7,169,207

Equity Long/Short — Regional Specialist — 10.90%[a]
Greenheart Capital Fund LP	1,000,000	812,717	9/30/2012[c]	Quarterly	60
Janchor Partners Pan-Asian Fund	636,985	660,613	4/30/2012	Monthly	60
Macquarie Asian Alpha Fund	2,178,697	2,395,414	4/30/2012	Monthly	30
Pan Asia Opportunities Onshore Fund LLC	2,000,000	1,985,955	4/30/2012	Monthly	30
Standard Pacific Pan-Asia Fund, L.P.	799,000	801,196	6/30/2012	Quarterly	45

		6,655,895

Equity Long/Short — Sector — 16.20%[a]
Altimeter Partners Fund, L.P.	1,900,000	2,003,016	6/30/2012	Semi-Annually	60
Goshen Global Equity, L.P.	862,736	587,615	6/30/2012	Quarterly	60
JAT Capital Domestic Fund, L.P.	2,100,000	1,650,772	9/30/2012[c]	Quarterly	45
North Bay Capital Fund II, L.P.	2,481,930	2,648,366	12/31/2012[c]	Quarterly	45
Passport Energy Fund, L.P.	510,093	516,517	12/31/2012	Quarterly	45
Tiger Consumer Partners, L.P.	2,160,617	2,481,767	6/30/2012	Quarterly	45

		9,888,053

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

March 31, 2012 — (continued)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
Equity Long/Short — U.S. — 1.86%[a]
Hawkeye Capital Institutional, L.P.	$1,053,697	$1,136,704	9/30/2012[c]	Quarterly	90

Event Driven — Merger/Arbitrage — 3.74%[a]
Jet Capital Concentrated Fund, L.P.	2,153,697	2,283,163	4/30/2012	Monthly	30

Event Driven — Regional Specialist — 8.19%[a]
Tyrus Capital Opportunities Fund, L.P.	2,000,000	2,021,866	6/30/2012	Quarterly	90
West Face Long Term Opportunities, LLC	2,760,617	2,978,692	6/30/2012	Quarterly	90

		5,000,558

Multi-Strategy — Equity Long/Short — 2.25%[a]
Owl Creek II, L.P.	1,435,617	1,372,523	9/30/2012	Annually	90

Multi-Strategy — Event Driven — 8.25%[a]
Eton Park Fund, L.P.	1,179,681	1,144,816	6/30/2012	Annually	65
Serengeti Partners, LP	1,940,000	2,043,020	6/30/2012	Quarterly	87
Taconic Opportunity Fund II L.P.	1,850,000	1,850,776	6/30/2012	Quarterly	60

		5,038,612

Multi-Strategy — Regional Specialist — 3.61%[a]
Azentus Global Opportunities Fund L.P.	2,350,000	2,204,236	6/30/2012	Quarterly	60

Relative Value — Commodities — 2.44%[a]
Viridian Fund, LP	1,500,000	1,491,614	9/30/2012[c]	Quarterly	90

Relative Value — Fixed Income — 4.29%[a]
Capula Global Relative Value Fund, L.P.	2,503,697	2,621,218	9/30/2012[c]	Quarterly	45

Relative Value — Multi-Strategy — 8.68%[a]
Absolute Return Capital Partners, L.P.	2,800,000	3,119,283	4/30/2012	Monthly	15
Alphadyne International Partners, LP	2,035,617	2,176,792	4/30/2012	Monthly	60

		5,296,075

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $58,033,843)		59,689,380

	Shares
EXCHANGE-TRADED FUND — 0.48%[a]
UltraShort S&P 500 ProShares	19,405	292,821

TOTAL EXCHANGE-TRADED FUND (Cost $300,550)		292,821

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

March 31, 2012 — (continued)

	Shares	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
SHORT TERM INVESTMENT — 4.17%[a]
First American Treasury Money Market Fund — Class Z, 0.00%[e]	2,544,871	$2,544,871

TOTAL SHORT TERM INVESTMENTS (Cost $2,544,871)		2,544,871

Total Investments (Cost $60,879,264) — 102.42%[a]		62,527,072
Liabilities in Excess of Other Assets — (2.42)%[a]		(1,477,306)

TOTAL NET ASSETS — 100.00%[a]		$61,049,766

Footnotes

[a]	Percentages are stated as a percent of net assets.

[b]

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2012 that redemption from a tranche is available without fees. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the Portfolio Fund’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

[c]	Investment in Portfolio Funds may be redeemed prior to the Next Available Redemption Date subject to a redemption fee ranging from 1% to 5%.

[d]	Currently in liquidation. Receiving proceeds as Manager liquidates underlying assets.

[e]	Rate reported is the current yield as of March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Assets & Liabilities

March 31, 2012

Assets
Investments in Portfolio Funds, at fair value (cost $58,033,843) (Notes 2D and 2E)	$59,689,380
Investment in exchange-traded fund, at fair value (cost $300,550)	292,821
Short term investment	2,544,871
Investment paid in advance	1,800,000
Receivable for investments sold	1,270,078
Other receivable	1,244

Total Assets	65,598,394

Liabilities
Investment advisory fee payable (Note 5)	778,932
Capital subscriptions received in advance	3,539,200
Directors fee payable (Note 6)	15,000
Audit and tax return fee payable	141,009
Legal fees payable	54,324
Accrued expenses and other liabilities	20,163

Total Liabilities	4,548,628

Net Assets	$61,049,766

Net Assets Consist of:
Paid in capital	$62,037,607
Accumulated net investment loss	(2,295,963)
Accumulated net realized loss	(339,686)
Net unrealized appreciation on investments	1,647,808

Net Assets	$61,049,766

Net Asset Value, 2,475,602 shares issued (unlimited shares authorized, no par value)	$24.66

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Operations

For the Year Ended March 31, 2012

Investment Income
Interest income	$6

Expenses
Investment advisory fees (Note 5)	632,166
Offering costs (Note 2C)	115,294
Audit and tax return	137,000
Directors’ fees (Note 6)	135,000
Legal fees	75,000
Portfolio accounting and administration fees (Note 5)	71,353
Insurance expense	68,404
Custody fees	5,227
Transfer agent fees and expenses	5,000
Registration fees (Note 5)	3,527
Other expenses	21,559

Total Expenses	1,269,530

Net Investment Loss	(1,269,524)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments	(206,126)
Net realized loss on option contracts	(120,338)
Net change in unrealized appreciation on investments	74,885

Net Loss from Investments	(251,579)

Net Decrease in Net Assets Resulting from Operations	$(1,521,103)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2012	Period Ended March 31, 2011
Change in Net Assets Resulting from Operations
Net investment loss	$(1,269,524)	$(1,026,439)
Net realized loss	(326,464)	(13,222)
Net change in unrealized appreciation on investments	74,885	1,572,923

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,521,103)	533,262

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	30,603,604	31,549,003
Payments for shares redeemed	(115,000)	—

Net Increase in Net Assets Resulting from Capital Transactions	30,488,604	31,549,003

Net Increase in Net Assets	$28,967,501	$32,082,265

Net Assets, Beginning of Period	$32,082,265	$0

Net Assets, End of Period	$61,049,766	$32,082,265

Accumulated Net Investment Loss	$(2,295,963)	$(1,026,439)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2012

Cash Flows from Operating Activities
Investment income received	$6
Purchases of limited partnerships	(31,845,990)
Sales of limited partnerships	6,357,857
Purchases of investment securities	(1,079,356)
Sales of investment securities	753,121
Option contract transactions, net	(120,338)
Purchases of short term investments, net	(1,829,563)
Investments paid in advance	(1,800,000)
Expenses paid	(535,552)

Net Cash Used in Operating Activities	(30,099,815)

Cash Flows from Financing Activities
Proceeds from subscriptions	30,603,296
Distributions for redemptions	(115,000)
Proceeds from advance subscriptions	(388,481)

Net Received from Financing Activities	30,099,815

Net Decrease in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities
Net decrease in net assets resulting from operations	$(1,521,103)
Advance subscriptions to investments	(1,800,000)
Net realized loss on investments	326,464
Net change in unrealized depreciation on investments	(74,885)
Net decrease in prepaid offering costs	115,295
Net increase in investment advisory and manangement fees payable	600,354
Net increase in accrued expenses and other liabilities	18,329
Purchases of limited partnerships	(31,845,990)
Sales of limited partnerships	6,357,857
Purchases of investment securities	(1,079,356)
Sales of investment securities	753,121
Option contract transactions, net	(120,338)
Sales of short term investments, net	(1,829,563)

Net Cash Used in Operating Activities	$(30,099,815)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Financial Highlights

	Year Ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$25.53	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.62)	(1.05)
Net gain (loss) from investments in Portfolio Funds	(0.25)	1.58

Total from Investment Operations	(0.87)	0.53

Ending Net Asset Value	$24.66	$25.53

Total return	(3.41)%	2.12	%(3)
Supplemental Data and Ratios
Net assets, end of period	$61,049,766	$32,082,265
Ratio of expenses to weighted average net assets(5)	2.51%	7.18	%(4)
Ratio of net investment loss to weighted average net assets(5)	(2.51)%	(7.17	)%(4)
Portfolio turnover rate	17.56%	4.21	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annnualized.

(4)	Annnualized.

(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Notes to Financial Statements

March 31, 2012

1.	Organization

SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds managed by portfolio managers with differing styles and strategies (“Portfolio Funds”).

The SCS Hedged Opportunities Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “Feeder Fund”) pursues its investment objectives by investing substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective and substantially the same investment policies as the Master Fund (except that the Feeder Fund pursues its investment objectives by investing in the Master Fund).

The SCS Hedged Opportunities (TE) Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “TE Feeder Fund”, together with the “Feeder Fund” the “Feeder Funds”) pursues its investment objectives by investing substantially all of its assets in the SCS Hedged Opportunities Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company. The Offshore Fund is not registered as an investment company under the Investment Company Act. The Offshore Fund in turn invests substantially all of its assets in the Master Fund. The TE Feeder Fund and Offshore Fund have the same investment objective and substantially the same investment policies as the Master Fund (except that they pursue their investment objectives by investing in the Master Fund).

The Master Fund and Feeder Funds are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Master Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same directors also serve as the Feeder Funds’ Board.

2.	Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Master Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Master Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Master Fund for its investments in the Portfolio Funds are not included in the Master Fund’s Statement of Operations or Financial Highlights.

C. Organizational and Offering Costs

The Master Fund incurred organizational and offering costs. The Master Fund expensed all of its organizational costs of $250,363 in the first two months of operations. The Master Fund had total offering costs of $271,405, which it amortized over its first twelve months of operations, $156,111 and $115,294 in the period ended March 31, 2011 and the year ended March 31, 2012, respectively.

D. Investments in Portfolio Funds

In accordance with the terms of the Master Fund’s Prospectus, the investments in the Portfolio Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds have the ability to suspend redemptions.

Certain Portfolio Funds incur annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also receive performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund partnership agreement or other similar offering document.

The Portfolio Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Master Fund’s interest in the Portfolio Funds, such risks are limited to the Master Fund’s invested amount in each investee.

Of the Portfolio Funds listed on the Schedule of Investments, 17 were acquired during the year and 12 remained subject to lock-up periods expiring in one to three years from their respective purchase dates. Of these investments, 7 can be redeemed prior to the lock-up period for a penalty ranging from 1% to 5% of the redemption amount.

E. Investment Valuation

The Master Fund primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Master Fund’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Adviser may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board. At March 31, 2012 all Portfolio Funds were valued at their respective NAVs.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Master Fund calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Master Fund’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

F. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

G. Fair Value

The fair values of the Master Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

H. Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of March 31, 2012, the Master Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

I. Indemnifications

Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.	Investment Transactions

For the year ended March 31, 2012, the Master Fund purchased (at cost) and sold interests (proceeds) in Portfolio Funds in the amount of $36,945,990 and $7,603,209 (excluding short-term securities), respectively. The Master Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $1,079,356 and $753,121 (excluding short-term securities), respectively. The Master Fund purchased (at cost) option contracts in the amount of $151,526. The Master Fund sold written option contracts (proceeds) in the amount of $31,188.

4.	Derivative Financial Instruments

The Master Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Master Fund’s results of operations and financial position.

The Master Fund occasionally purchases and sells (“writes”) put and call equity options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Master Fund for purchased options would be included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Master Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Master Fund for written options would be included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Master Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Master Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Master Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Master Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Master Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Master Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Master Fund may use derivatives in an attempt to achieve an economic hedge, the Master Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options contracts for the year ended March 31, 2012, are as follows:

Contracts
Outstanding at April 1, 2011	—
Options purchased	2,407
Options sold	—
Options expired	(2,407)

Outstanding at March 31, 2012	—

Transactions in written options contracts for the year ended March 31, 2012, are as follows:

	Contracts	Premiums
Outstanding at April 1, 2011	—	$—
Options written	2,407	31,188
Options covered	—	—
Options expired	(2,407)	(31,188)

Outstanding at March 31, 2012	—	$—

The average monthly market value of purchased and written options during the year ended March 31, 2012 were $12,667 and $3,504, respectively.

Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations. The financial statement treatment and impact can be found in the table below.

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2012:

Derivatives	Amount of Realized Gain (Loss) on Derivatives
Option Contracts:
Equity Risk	$(120,338)

Total	$(120,338)

5.	Management and Performance Fees, Administration Fees and Custodian Fees

The Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund’s administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000.

The Master Fund has engaged U.S. Bank, N.A. to serve as the Master Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000.

6.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Master Fund and each of the Feeder Fund’s and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund and the Feeder Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid (in the aggregate) by the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Master Fund or the Feeder Funds. Two of the Directors are employees of the Adviser and receive no compensation from the Master Fund or Feeder Funds for serving as Directors.

All of the Officers of the Master Fund and Feeder Funds are affiliated with the Adviser. Such Officers receive no compensation from the Master Fund or Feeder Funds for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

7.	Shareholder Transactions

The Master Fund from time to time may offer to repurchase Interests pursuant to written tenders by Investors. Any such repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Investors, on a quarterly basis, on or about March 31st, June 30th, September 30th, and December 31st of each year.

The Master Fund had 2,475,602 shares outstanding at March 31, 2012. The Master Fund has issued 1,256,681 shares through shareholder subscriptions during the period ended March 31, 2011. The Master Fund has issued 1,223,703 shares through shareholder subscriptions and redeemed 4,782 shares through shareholder redemptions during the year ended March 31, 2012.

As of March 31, 2012 the Feeder Fund and TE Feeder Fund owned 62.93% and 37.07% of the outstanding shares of the Master Fund, respectively.

8.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Master Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Master Fund during or following periods of negative performance. Although the Master Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

8.	Fair Value of Financial Instruments

The Master Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Master Fund utilized the Portfolio Funds’ month-end NAVs as of the reporting date for fair value. The Portfolio Funds require a redemption notice, and generally include a lock-up period, which results in significant unobservable inputs as of the reporting date.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Master Fund’s investments as of March 31, 2012;

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
U.S. Investment Companies(a)	$—	$—	$59,689,380	$59,689,380
Exchange-Traded Fund	292,821	—	—	292,821
Short Term Investments(b)	2,544,871	—	—	2,544,871

Total Investments	$2,837,692	$—	$59,689,380	$62,527,072

(a)	All other strategy classifications are identified in the Schedule of Investments.

(b)	Short Term Investments that are sweep investments for cash balances in the Fund at March 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of April 1, 2011	$30,444,426
Accrued discounts/premiums	—
Realized gain (loss)	(180,442)
Change in unrealized appreciation (depreciation)	82,615
Net purchases (sales)	29,342,781
Transfers in and/or out of Level 3	—

Balance as of March 31, 2012	$59,689,380

During the year ended March 31, 2012, there were no transfers between Level 1 and Level 2.

9.	Subsequent Events

The Fund has evaluated all subsequent events through May 25, 2012, the date these financial statements were issued, and has not identified any subsequent events requiring financial statement disclosure as of May 25, 2012.

SCS Hedged Opportunities Master Fund, LLC

Report of Independent Registered Public Accountants

To the Board of Directors and Shareholders of SCS Hedged Opportunities Master Fund, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of SCS Hedged Opportunities Master Fund, LLC (the “Fund”) at March 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for the periods indicated, its cash flows, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities and investments at March 31, 2012 by correspondence with the custodian, brokers and underlying Portfolio Fund managers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2012

SCS Hedged Opportunities Master Fund, LLC

Additional Information

March 31, 2012 (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Master Fund’s confidential Offering Memorandum includes additional information about the Master Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Fund, LLC &

SCS Hedged Opportunities Master Fund, LLC

Board Approval of Advisory Agreement

SCS Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Adviser and the Fund. The Adviser also serves as the investment adviser to SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”). In order for the Adviser to remain the investment adviser of the Fund and the Master Fund, the Directors of the Fund and the Master Fund, respectively, must determine annually whether to continue the Investment Advisory Agreement. At a meeting held on March 9, 2012, based on their evaluation of the information provided by the Adviser, the Directors, including the independent Directors voting separately, unanimously approved the continuation of each Investment Advisory Agreement for another year.

In determining to approve the continuation of Investment Advisory Agreements, the Directors considered a number of factors as outlined below. The Directors did not identify any single factor as controlling. The Directors considered these factors over a number of meetings, some of which were in executive session. The Directors evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each of the Fund and the Master Fund. They also took into account the common interests of the Fund and the Master Fund in their review.

Nature, Quality and Extent of Services Provided

In considering the nature, extent and quality of the services provided by the Adviser under each Investment Advisory Agreement, the Board considered the terms of the Investment Advisory Agreement and reviewed information provided by the Adviser relating to its operations and personnel. The Directors noted that the Fund invests substantially all of its assets in the Master Fund. The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund and the Master Fund gained from their experience as directors of the Fund and the Master Fund and noted the expectations of the shareholders who had invested in the Fund. The Board considered that the Adviser provides day-to-day management of the Fund and the Master Fund’s portfolio of investments, including researching, performing due diligence on and selecting the underlying funds in which the Master Fund invests; allocating the Master Fund’s assets among, and monitoring the performance of, the underlying funds, evaluating the risk exposure of the underlying funds and the reputation and experience of the investment managers of the underlying funds; and managing short term cash of the Fund and the Master Fund.

The Board considered the Adviser’s resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager’s experience and qualifications, as well as the Adviser’s investment approach and research process.

The Board also reviewed the nature and extent of the non-advisory, administrative services provided to the Fund and the Master Fund under the Investment Advisory Agreements. It was noted that the Adviser supervises and monitors the performance of the Fund’s and the Master Fund’s service providers and provides the Fund and the Master Fund with personnel (including officers) and office facilities as are necessary for the operations of the Fund and the Master Fund. It also was noted that the Adviser pays all of the compensation of Mr. Mattoon, the interested Director of each of the Fund and the Master Fund, and the Fund’s and Master Fund’s officers. The Board noted that the Adviser assisted the Fund and the Master Fund in meeting legal and regulatory requirements and considered, among other things, the Adviser’s compliance program. The Board also considered the Adviser’s risk management program.

Taking all of the foregoing into account, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to each of the Fund and the Master Fund under the Investment Advisory Agreements.

Investment Results

The Board reviewed the performance of each of the Fund and the Master Fund compared to the HFRI Fund of Funds Index and its peers, as determined by the Adviser. The Directors considered that each of Fund and the Master Fund outperformed its benchmark for the 2011 calendar year, but that the performance of each of the Fund and the Master Fund lagged its benchmark year-to-date through February 29, 2012 and since inception. The Adviser and the Directors discussed the reasons for the underperformance of the Fund and the Master Fund and reviewed the performance of the Master Fund’s investments. The Directors considered that each of the Master Fund and the Fund commenced operations on September 1, 2010 and that they have a long-term performance track record. The Directors agreed that they would continue to closely monitor the performance of the Fund and the Master Fund.

Fees and Other Expenses

The Directors considered the advisory fees paid by each of the Fund and the Master Fund to the Adviser. The Directors considered (i) the level of the advisory fee versus comparable funds (as determined by the Adviser) and other funds and accounts managed by the Adviser and (ii) the total expense ratio of each of the Fund and the Master Fund as compared to its peer group.

The Directors considered that, so long as substantially all of the Fund’s assets are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Directors noted, however, that the Fund does bear its proportionate percentage of the advisory fee paid to the Adviser by the Master Fund. The Directors considered that the Master Fund’s advisory fee was slightly less than the average advisory fee of its peer group. The Directors also considered the fees that the Adviser charges its other clients and considered the differences in services provided to these other clients. They noted that typically more services were provided by the Adviser to the Fund and the Master Fund than these other clients. The materials showed that the fee rates charged by the Adviser to the Fund and the Master Fund were generally similar to (but not necessarily as low as, in all cases) the fees paid by the Adviser’s other clients.

The Directors also reviewed the total expense ratio of each of the Fund and the Master Fund as compared to its peer group. They noted that the Adviser had entered into an expense limitation agreement with respect to each of the Fund and the Mater Fund that resulted in a reduction in the actual amount of compensation received by the Adviser during any period in which the total annual operating expenses of the Fund or the Master Fund exceed 2.50%. They also noted that the Adviser agreed to extend that agreement through at least June 30, 2013. The Directors considered the small size of the Fund and the Master Fund as compared to their peers. The Directors concluded that each of the Fund’s and the Master Fund’s advisory fee and total expense ratio were competitive with its peer group averages.

Costs of Services Provided and Profitability

The Directors reviewed information concerning the costs of services provided to each of the Fund and the Master Fund by the Adviser, and the profitability to the Adviser of its investment advisory relationship with the Fund and the Master Fund, along with a description of the methodology used by the Adviser in preparing the profitability information. The Directors determined that its review of the Adviser’s analysis of its profitability supported the Directors’ decision to approve the renewal of each Investment Advisory Agreement.

Fall-Out Benefits

The Directors considered other benefits to the Adviser derived from its relationship to the Fund and the Master Fund. The Directors noted that none of the Adviser or any of its affiliates receive any fees other than advisory fees for providing services to the Fund, the Master Fund or the other feeder fund that invests in the Master Fund. The Directors considered the intangible benefits to the Adviser by virtue of its relationship with the Fund, the Master Fund and the other feeder fund that invests in the Master Fund. The Directors concluded that the receipt of these benefits was reasonable in the context of the overall relationship between the Adviser and each of the Fund and the Master Fund.

Economies of Scale

The Directors considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing and supporting the Fund and the Master Fund. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund and the Master Fund, and not only in respect of the Fund or the Master Fund. The Directors recognized that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by the Adviser in research and analytical capabilities and the Adviser’s commitment and resource allocation to each of the Fund and the Master Fund. The Directors noted that the advisory fee schedule for each of the Fund and the Master Fund did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for the Fund and the Master Fund was acceptable given the advisory fee level, the fees waived by the Adviser in respect of the Fund and the Master Fund, and the current size of the Fund and the Master Fund.

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Master Fund, LLC

Directors and Officers (Unaudited)

March 31, 2012

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held

Independent Directors

James F. Orr III (Born 1943) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trusteeships Held”	3	Trustee and Board chair of the Rockefeller Foundation until December 2010; Trustee of Villanova University until December 2010; Trustee of the Community Foundation of Palm Beach since 2004; Trustee of Martin Health System since January 2009; Director of Gevity HR, Inc. from May 2008 until June 2009; Advisory Board member of Massachusetts General Hospital since June 2008; Director of American International Group, Inc. from May 2006 to June 2009.

Edmond D. Villani (Born 1947) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trusteeships Held”	3	Director of Cohen & Steers, Inc. since August 2004; Director of Sealord LLC since April 2003; Director of Highland Capital Management AG since December 2011; Trustee of the Colonial Williamsburg Foundation since December 2002; Trustee of Georgetown University until June 2009.

Peter A. Lombard (Born 1956) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trusteeships Held”	3	Managing Director of Piper Jaffray & Co., an investment bank, since June 2008; Managing Director of Jefferies & Co., Inc., an investment bank, until June 2008; Vice Chairman of the Foundation Board of Massachusetts College of Art and Design since June 2003; Board member of Boston Philharmonic since September 2010.

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held

Interested Directors and Officer

Peter H. Mattoon (Born 1961) One Winthrop Square 4th Floor Boston, MA 02110	Director, President, and Chief Executive Officer	Indefinite Comencement of operations to present	Chairman and Chief Executive Officer of SCS Financial Services, LLC since November 2002.	3	Director of Nucleus Scientific since May 2010; Trustee of Concord Academy since September 2011; Director of Teach Green Foundation since January 2007; Director of Joslin Diabetes Center from January 2007 to May 2010.

Joseph E. McCuine (Born 1967) One Winthrop Square 4th Floor Boston, MA 02110	Director, Vice President, and Chief Financial Officer	Indefinite Comencement of operations to present	Chief Operating Officer of SCS Financial Services, LLC since February 2006.	3	N/A

Officers

Adrian Ketri (Born 1972) One Winthrop Square 4th Floor Boston, MA 02110	Vice President and Chief Compliance Officer	Indefinite Comencement of operations to present	General Counsel of SCS Financial Services, LLC since January 2010; Legal Consultant for Affiliated Managers Group, Inc. from July 2008 to December 2008; Assistant General Counsel and Vice President of BlackRock Alternative Advisors from March 2005 to June 2008.	N/A	N/A

Stephen Goff (Born 1968) One Winthrop Square 4th Floor Boston, MA 02110	Secretary	Indefinite Comencement of operations to present	Director of Operations of SCS Financial Services, LLC since June 2009; Senior Vice President of Investment Operations of Putnam Investments from November 2000 until February 2009.	N/A	N/A

SCS Hedged Opportunities Fund, LLC &

SCS Hedged Opportunities Master Fund, LLC

Privacy Notice

As an investor (“Investor”) in SCS Hedged Opportunities Fund, LLC, SCS Hedged Opportunities (TE) Fund, LLC or SCS Hedged Opportunities Master Fund, LLC (the “Funds”), you are entitled to know how we protect your nonpublic personal information and how we limit its disclosure. This privacy policy applies to individuals and institutions who are Investors, or have been Investors in the past. This privacy policy describes our policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other information about you.

Information We Collect

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on your investor information forms, account opening forms, subscription agreements, or other forms. This information includes, for example, your name, address, social security number, assets and income.

Information We Disclose

We do not disclose your nonpublic personal information to anyone, except as permitted or required by law. This means, most importantly, that we do not sell Investor information — whether it is your personal information or the fact that you are an Investor in the Funds — to anyone. Instead, we use your information primarily to complete transactions that you request. Here are the details:

•	To implement your wealth management plan, including the selection of investment managers, it may be necessary to provide identifying information to nonaffiliated third parties.

•

In certain instances, we may contract with nonaffiliated third parties to perform services for us and, where necessary, disclose your information (described above) to them. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. Further, we require these third parties to treat your nonpublic information confidentially.

•

Finally, we will release your nonpublic information if you direct us to do so, if we are required by law to do so or in other limited circumstances permitted by law — for example, to protect your account from fraud.

What Happens If You Close Your Account

If you decide to close your account(s), we will adhere to the privacy policies and procedures described in this notice.

Who Has Access to Your Personal Information

We restrict access to your nonpublic personal information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

We Will Keep You Informed

This publication replaces all previous statements of our privacy policy. As required by law, we will notify you annually of our privacy policy. We reserve the right to modify this policy at any time and will keep you informed of changes.

BOARD OF DIRECTORS

Peter Mattoon*, Chairman of the Board

Peter Lombard, Independent Director

James Orr, Independent Director

Edmond Villani, Independent Director

Joseph McCuine*, Interested Director

OFFICERS

Peter Mattoon*, President & Chief Executive Officer

Joseph McCuine*, Vice President & Chief Financial Officer

Adrian Ketri*, Vice President & Chief Compliance Officer

Stephen Goff*, Secretary

INVESTMENT ADVISER

SCS Capital Management, LLC

One Winthrop Square

Boston, MA 02110

LEGAL COUNSEL

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, J1S

Milwaukee, WI 53202

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

*	Employed by SCS Capital Management, LLC

One Winthrop Square  |  Boston, MA 02110

617.204.6400   |  www.scsfinancial.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant collect at (617) 204-6400.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. James F. Orr III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The registrant is a feeder fund in a master-feeder structure. The information listed in this Item refers to the fees charged to the master fund, as no fees are directly charged to the registrant.

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$67,000	$67,000
Audit-Related Fees	$0	$0
Tax Fees	$70,000	$70,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2012	FYE 3/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Proxy Voting Policy is as follows:

The Fund invests substantially all of its assets in the Master Fund, which is a fund of funds that invests primarily in portfolio funds which have investors other than the Master Fund. The Master Fund may invest a majority of its assets in non-voting securities of portfolio funds.

The Fund and the Master Fund have delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. However, portfolio funds typically do not submit matters to investors for vote. If a portfolio fund submits a matter to the Master Fund for vote (and the Master Fund holds voting interests in the portfolio fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Master Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

•

The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize Investor values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•

The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•

Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•

If it is determined that a conflict of interest is material, the Adviser’s Chief Compliance Officer works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

¡	disclosing the conflict to the Fund’s Board and obtaining the consent from Fund’s Board before voting;

¡	engaging another party on behalf of the client to vote the proxy on its behalf;

¡	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

¡	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Information is presented as of June 4, 2012.

Kenneth Minklei has primary portfolio management responsibility of the Fund and the Master Fund. Mr. Minklei is the Co-Chief Investment Officer of the Adviser and has been with the Adviser since 2005. Mr. Minklei has been the portfolio manager of the registrant since inception of the Fund.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of March 31, 2012.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kenneth Minklei
Registered investment companies	3	$61,000,000	0	$0
Other pooled investment vehicles	4	$1,603,000,000	4	$1,603,000,000
Other accounts	1	$307,000,000	1	$307,000,000

Potential Conflicts of Interest Involving the Portfolio Manager

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Fund and the Master Fund do not believe that any material conflicts are likely to arise out of the portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, in the event a portfolio fund in which the Master Fund seeks to invest has limited investment capacity, if the Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the portfolio fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. In order to handle this potential conflict, the Adviser and its affiliates will assess a variety of factors, including but not limited to; 1) current asset allocation of the portfolios, 2) current exposures of the portfolios and 3) impact of the proposed investment to the target portfolio. After taking into consideration these and other factors, the Adviser will allocate the new investment to the respective portfolios in a prudent and equitable manner.

•

Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in a portfolio fund are placed. If a portfolio manager determines that a particular portfolio fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the portfolio fund is otherwise no longer a desirable investment, but that portfolio fund imposes restrictions as to the amount it can or will redeem, the Adviser may not be able to redeem the desired amount as to each client. If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others

(requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in a portfolio fund for more than one account, the policies of the Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions permitted under the Adviser’s policies, including those described below.

•

A portfolio manager might have an incentive to favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below for a description of the structure of the compensation arrangements of the portfolio managers. The Adviser receives performance fees with respect to several accounts and funds other than the Fund. As noted above, however, the Adviser has policies designed to seek and result in equitable treatment of accounts and funds, regardless of differing fee arrangements.

•

A portfolio manager might also seek to favor an account: a) if the portfolio manager has a beneficial interest in the account, b) in order to benefit a large client or c) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser closely monitors any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, the Adviser monitors dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(3)	The following compensation information is presented as of May 31, 2012.

The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser, respectively. This is achieved, among other means, through incentive payments based in part upon the Adviser’s financial performance.

Compensation arrangements of the Adviser’s investment professionals are determined on the basis of the Fund’s portfolio management team’s overall services to the Adviser and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the portfolio managers is currently comprised of the following basic components: Base Salary, Annual Bonus Plan, and Equity Awards. The following describes each component of the compensation package of the members of the Adviser’s Investment Committee:

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional’s overall compensation.

•

Annual Bonus Plan. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual.

•

Equity Awards. Investment professionals are eligible for equity awards based upon individual performance. These equity awards are comprised of restricted stock in SCS Financial and are the basis of the Adviser’s long term employee retention plan. If an investment professional decides to leave the Adviser at anytime, he/she puts a significant portion of his/her equity value at risk.

(4)	The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of March 31, 2012:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Kenneth Minklei	none

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	MMMMMM	MMMMMM	MMMMMM	MMMMMM
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/11-10/31/11	0	0	0	0
Month #2 11/01/11-11/30/11	0	0	0	0
Month #3 12/01/11-12/31/11 *	805	$24.85	805	0
Month #4 01/01/12-01/31/12	0	0	0	0
Month #5 02/01/12-02/29/12	0	0	0	0
Month #6 03/01/12-03/31/12 ^	0	0	0	0

Total	805	$24.85	805	0

*	The Fund issued a tender offer on September 9, 2011. The tender offer enabled up to $3,500,000 to be redeemed by shareholders. The tendered shares were paid out at the December 31, 2011 net asset value per share.

^	The Fund issued a tender offer on December 9, 2011. The tender offer enabled up to $3,625,000 to be redeemed by shareholders. The tendered shares were paid out at the March 31, 2012 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this Item to be reported.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SCS Hedged Opportunities Fund, LLC

By (Signature and Title) /s/ Peter H. Mattoon

                                                 Peter H. Mattoon, Chief Executive Officer

Date    June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Peter H. Mattoon

                                                 Peter H. Mattoon, Chief Executive Officer

Date    June 7, 2012

By (Signature and Title) /s/ Joseph E. McCuine

                                                 Joseph E. McCuine, Chief Financial Officer

Date    June 7, 2012